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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statement on Forms S-3/A (No. 333-42258) and S-8 (No. 333-15033, 333-34680 and
333-100227) of Summit America Television, Inc. (formerly known as Shop At Home, Inc.) of our report dated September 12, 2001, relating to the financial statements and financial statement schedule, which is incorporated in this Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP

Knoxville, Tennessee
March 15, 2004